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                                    GUARANTY

         WHEREAS, European American Bank and the parties identified. as "Banks" therein (the "Banks") have entered into a Credit Agreement (the "Credit Agreement", dated August 20, 1997, with PDK Labs Inc. and Futurebiotics, Inc. (the "Debtor); and

         WHEREAS, under the terms of the Credit Agreement, the Banks have agreed to extend credit to the Debtors, which indebtedness is evidenced by certain promissory notes of the Debtors (the "Notes"), to be dated on and after August 13, 1998, in the aggregate principal amount of $18,500,000;

         WHEREAS, the undersigned (the "Guarantor") has derived or will derive direct benefit from the extension of credit to the Debtors; and

         WHEREAS, the Banks will not extend such credit unless, among other conditions, the undersigned Guarantor shall have executed and delivered this Guaranty,

         NOW, THEREFORE, in consideration of the Banks extending such credit to the Debtors and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to the Banks and hereby covenants and agrees with the Banks as follows:

         1. Subject to the provisions of Section 13 hereof, the Guarantor irrevocably and unconditionally, guarantees to the Banks (i) timely payment in full by Debtors to the Banks of all payments due pursuant to the Notes (it being understood that this is a guarantee of payment and not of collection), and (ii) timely payment and/or performance, as applicable, of all other

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payment and performance obligations of Debtors pursuant to the Notes, the Credit
Agreement and all other documents and instruments executed in connection therewith, or pursuant to any amendment, modification or supplement to any of the foregoing (all of the foregoing under clauses (i) and (ii) being collectively referred to as the "Guaranteed Obligations"). If Debtors shall default in payment of any amount due pursuant to the Notes beyond any applicable grace period or otherwise default beyond any applicable grace period in the performance of the Guaranteed Obligations, the Guarantor irrevocably and unconditionally agrees to pay to the Banks upon demand the amount in default or to cure the default if it is a non-payment default (it being understood, however, that a non-payment may result in the acceleration of all indebtedness and a demand for payment in full by the Guarantor under the Guaranty). The Guarantor understands, agrees and confirms that the Banks may enforce this Guaranty up to the full amount of the Guaranteed Obligations owing against the Guarantor without proceeding against the Debtors, or any of them, against any security for the Guaranteed Obligations or against any other guarantor under any other guarantee covering the Guaranteed Obligations.

         2. The Guarantor hereby acknowledges the Guaranteed Obligations and hereby expressly waives: (i) presentment and demand for payment of the principal of or interest thereon or any other sums of any nature whatsoever with respect thereto, (ii) notice of acceptance of this Guaranty, or of the extension of credit to the Debtors, (iii) notice of any default hereunder or under any agreements between the Banks and the Debtors with respect to the Guaranteed Obligations, and of all indulgences with respect thereto, (iv) demand on the Debtors for observance or performance of, or enforcement of any terms or provisions of any agreements between the Banks and the Debtors with respect to the Guaranteed Obligations, (v) to the

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maximum extent permitted by applicable law and except as otherwise provided herein, the benefit of all laws now or hereafter in effect in any way limiting or restricting the liability of the Guarantor under this Guaranty, including any and all right to stay of execution and exemption of property in any action to enforce the liability of the Guarantor hereunder and (vi) any other event or circumstance which may constitute a release of or defense to the obligors under any of the Guaranteed Obligations or the Guarantor under this Guaranty. In the event this Guaranty shall be enforced by suit or otherwise, the Guarantor shall pay the Banks, on demand, for all reasonable fees and expenses incurred by the Banks in connection therewith, including, without limitation, the reasonable fees and expenses of the Banks' counsel.

         3. The Banks, in their sole and absolute discretion, may at any time and from time to time without the consent of, or notice to, the Guarantor without incurring responsibility to the Guarantor, without impairing or releasing the obligations of Guarantor hereunder, upon or without any terms or conditions. and in whole or in part (but in all events subject to the applicable provisions of the Credit Agreement);

              (a) by agreement with the Debtors, change the manner, place or terms of payment of, and/or change or extend the time of payment of, increase the amount of, or renew or alter any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, increased, renewed or altered;

              (b) exercise or refrain from exercising any rights against the Debtors, or any of them or others or otherwise act or refrain from acting;

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              (c) release, settle or compromise any of the Guaranteed
Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Debtors, or any of them, to creditors of Debtors, or any of them, other than Guarantor;

              (d) consent to or waive any breach of, or any act, omission or default under, the Credit Agreement or the Notes, or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the foregoing;

              (e) agree to the substitution, exchange, release or other disposition of all or any part of any property securing the Guaranteed Obligations;

              (f) make advances for the purposes of performing any term or covenant contained in any agreement between the Banks and the Debtors with respect to which the Debtors may be in default;

              (g) assign or otherwise transfer all or any part of the Guaranteed Obligations; and

              (h) deal in all respects with the Debtors as if this Guaranty were not in affect.

         4. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty is a primary obligation of the Guarantor.

         5. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Banks (whether acting individually or through an agent), or

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any of them, in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which the Banks (whether acting individually or through an agent), or any of them, or any subsequent holder of any Guaranteed Obligations would otherwise have. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Banks (whether acting individually or through an agent), or any of them, or any holder of any Guaranteed Obligations to any other or further action in any circumstances without notice or demand.

         6. This is a guarantee of payment and not of collection, and the liability of the Guarantor under this Guaranty shall be primary, direct and immediate, and not conditional or contingent upon pursuit by the Banks of any remedies they may have against the Debtors, or any of them, with respect to the Guaranteed Obligations, whether pursuant to the terms thereof or by law, or against any other person or entity or against any other collateral. Without limiting the generality of the foregoing, the Banks shall not be required to make any demand on the Debtors, or any of them, or to sell at foreclosure or otherwise pursue or exhaust their remedies against the property securing the Debtor's obligations for the Guaranteed Obligations or against the Debtors, or any of diem, or against any other person or entity or against any other collateral whatsoever, before, simultaneously with or after enforcing their rights and remedies hereunder against the Guarantor, Any one or more successive or concurrent actions may be brought hereon against the Guarantor

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either in the same action, if any, brought against the Debtors, or any of them, or in separate actions, as often as the Banks may deem advisable.

         7. The Guarantor represents and warrants to the Banks that:

              (a) It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all corporate power and authority to own all of its properties and to carry on its business as presently conducted and as contemplated by this Guaranty and has corporate power and authority to execute and deliver this Guaranty and to perform its obligations hereunder.

              (b) This Guaranty is and will be the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, and the execution, delivery and performance of this Guaranty and such other agreements, documents and instruments and the performance of the transactions contemplated hereunder have been and will be duly and validly authorized and approved by the Board of Directors, and do not and will not require any consent or approval of any third party or of the stockholders of the Guarantor other than consents which have previously been obtained.

              (c) The execution and delivery of this Guaranty do not, and the consummation of the transactions contemplated hereby will not, constitute a violation of, and are not, and will not, be a default under or conflict with the terms of the Certificate of Incorporation or By-laws of the Guarantor, or any contract, lease, indenture, agreement, order, judgment, or decree to which it is a party or by which it is bound or to which any of its assets are subject, which in any case, or in the aggregate, could have a material adverse effect on its ability to carry out its obligations under this Guaranty, and do not, and will not, violate or constitute a default under any statute,

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rule, regulation, order or ordinance of any governmental, judicial or arbitral body, which in any case, or in the aggregate, could have a material adverse effect on its ability to carry out its obligations under this Guaranty.

              (d) Neither the execution, delivery or performance of this Guarantee, nor the consummation of the transactions contemplated hereby, requires the Guarantor to obtain any consent, authorization, approval or registration under any law, rule or regulation, other than as contemplated hereby or as previously obtained.

              (e) There is no suit, action or legal, administrative. arbitration or other proceeding of any nature pending, or, to the knowledge of the Guarantor, threatened, against it which might affect the legality or validity of this Guaranty, or the transactions contemplated hereby, and there is not any factual basis known to it for any such suit, action or proceeding.

         8. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Banks and their respective successors and permitted assigns. This Guaranty may not under any circumstances be assigned by the Guarantor to any other person or entity without the express prior written consent of each of the Banks.

         9. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each of the Banks.

         10. In the event that either Bank shall receive any payments on account of any of the Guaranteed Obligations, whether directly or indirectly, and it shall subsequently be determined that such payments were for any reason improper, or a claim shall be made against such Bank that the same were improper, and such Bank pursuant to court order shall return the same, the Guarantor shall be liable, with the same effect as if the said payment had never been paid to, or

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received by such Bank, for the amount of such repaid or returned payments, notwithstanding the fact that they may theretofore have been credited on account of the Guaranteed Obligations or any of them. Moreover, this Guaranty shall remain effective or be reinstated, as the case may be, if at any time payment or performance, or any part thereof, or any or all of the Guarantor's obligations under this Guaranty is rescinded or must otherwise be restored or returned by the Banks, or any of them, in connection with the insolvency, bankruptcy or reorganization of the Guarantor or otherwise, all as though such payment or performance had not been rendered. Notwithstanding any compromise, release, discharge, settlement, extension, or adjustment of the Debtor's obligations or any amendment, modification or stay of the Banks' rights against the Debtor that may occur in any bankruptcy or reorganization case or proceeding concerning the Debtor, whether or not assented to by the Banks, the Guarantor shall remain fully obligated to discharge the Guarantor's obligations hereunder in accordance with the terms of this Guaranty in effect on the date hereof. The Guarantor assumes all risks of a bankruptcy or reorganization with respect to the Debtor. In furtherance of this Section, the Banks shall not otherwise indicate the satisfaction of the obligations of the parties represented herein until the expiration of all applicable bankruptcy-related periods of time during which the Debtor, the Guarantor or any third party would have the right to commence a bankruptcy or reorganization proceeding with regard to the Debtor or the Guarantor.

         11. All notices and other communications provided for under this Guaranty and under any other document executed in connection herewith shall be in writing (including telegraphic or telefax communication) and, unless the party to be notified otherwise notifies the other party in writing as provided herein, notices shall be given by telecopier, by certified or registered mail or

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by recognized overnight delivery service. If such notice is delivered to the
Guarantor such notice shall be addressed to the Guarantor at 60 Davids Drive, Hauppauge, New York 11788, telecopier (516) 273-0021, Attn: Thomas A. Keith, President and, if to the Banks, at the Agent's address listed on the signature pages of the Credit Agreement; or as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 11. Notices shall be effective (a) if given by registered or certified mail, on the third day after deposit in the mails with postage prepaid, addressed as aforesaid; (b) if given by recognized overnight delivery service, on the business day following deposit with such service, addressed as aforesaid; and (c) if given by telecopy, when the telecopy is transmitted to the telecopy number, as aforesaid; provided that all notices to the Banks shall be effective on receipt.

         12. This Guaranty and the rights and obligations of the Banks and of the undersigned hereunder shall be governed and be construed in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in the State of New York. The Guarantor hereby irrevocably submits to the jurisdiction of any New York State or United States Federal Court sitting in New York County, Nassau County or Suffolk County over any action or proceeding arising out of or relating to the Guaranty, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The Guarantor irrevocably consents to service of any and all process in any such action or proceeding by the mailing (by registered or certified mail) of copies of such process to it as its address specified in Section 11. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other

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jurisdictions by suit on the judgment or in any other manner provided by law.
The Guarantor further waives any objection to venue in such State or Federal court and any objection to an action or proceeding in such State or Federal Court on the basis of forum non conveniens. Nothing in this Section shall limit the rights of any Bank to serve legal process in any other manner permitted by law or affect the right of the Banks to bring any action or proceeding against the Guarantor in the courts of any other jurisdiction. To the extent that the Guarantor has or hereafter may acquire immunity from jurisdiction of any court or from any legal process with respect to themselves or their property, the Guarantor hereby waives, to the extent permitted by applicable law, such immunity respect of its obligations hereunder.

         13. Notwithstanding any other provision of this Guaranty, in no event that the Guarantor's obligations hereunder exceed the sum of (i) the Debtor's investment in the Guarantor as reflected on the Debtor's financial statements at such time plus (ii) the aggregate amount of accounts payable by the Guarantor to the Debtor at such time.

         14. THE PARTIES HERETO WAIVE ANY RIGHT TO A TRIAL BY JURY IN CONNECTION HEREWITH TO THE EXTENT PERMITTED BY APPLICABLE LAW.

         IN WITNESS WHEREOF, the Guarantor have caused this Guaranty to be executed and delivered as of August 13, 1998.

                                        THE GUARANTOR:

                                        COMPARE GENERIKS, INC.

                                        By:
                                            ------------------------------------
                                                            , President

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